UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2020

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Item 5.07	Submission of Matters to a Vote of Security Holders.

CPI Aerostructures, Inc. (the “Company”) held its annual meeting of stockholders on October 6, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered four proposals: (i) the election of one Class I director; (ii) the amendment of the Company’s 2016 Long-Term Incentive Plan (“2016 Plan”) to increase the total number of shares of common stock available for issuance under the 2016 Plan; (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Company’s board of directors is divided into three classes, with one class of directors being elected each year and each class serving a three-year term. The term of office of the Company’s Class I directors, Janet Cooper and Terry Stinson, expired at this year’s Annual Meeting. The term of office of the Company’s Class II directors, Walter Paulick and Eric Rosenfeld, expires at the 2021 Annual Meeting. The term of office of the Company’s Class III directors, consisting of Carey Bond, Michael Faber, and Douglas McCrosson, expires at the 2022 Annual Meeting.

The Company’s board of directors nominated current Class I Director Terry Stinson for re-election as a Class I Director. Janet Cooper did not stand for re-election as a Class I director; her seat will remain vacant at this time.

As of August 21, 2020, the record date for the Annual Meeting, 11,936,052 shares of the Company’s common stock were issued and outstanding. A quorum of 10,200,902 shares of common stock was present or represented at the meeting.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of directors.

The election of Terry Stinson as a Class I Director was approved, as follows:

For	Authority Withheld	Broker Non-Votes
5,428,372	1,465,065	3,307,465

Proposal No. 2 – Amendment to the 2016 Plan.

The proposal to amend the 2016 Plan to increase the number of shares of common stock available for issuance under the 2016 Plan by 800,000 shares of common stock, from 600,000 shares to 1,400,000 shares, was approved, as follows:

For	Against	Abstain	Broker Non-Votes
5,060,199	1,790,612	42,626	3,307,465

Proposal No. 3 – Approval, on an advisory basis, of the compensation of Named Executive Officers.

The compensation of the Company’s Chief Executive Officer and Chief Financial Officer (collectively, the “Named Executive Officers”) was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
5,407,158	1,343,593	142,686	3,307,465

Proposal No. 4 – Ratification of the appointment of CohnReznick LLP.

The ratification of the appointment of CohnReznick LLP was approved, as follows:

For	Against	Abstain
8,619,692	1,489,373	91,837

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2020	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer